UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Exhibits.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by Image Entertainment on March 3, 2009. Attached hereto as Exhibit 99.2 is a copy of a press release issued by Image Entertainment on March 4, 2009. Attached hereto as Exhibit 99.3 is a copy of a press release issued by Image Entertainment on March 5, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated March 3, 2009.
99.2	Press release, dated March 4, 2009.
99.3	Press release, dated March 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: March 5, 2009	By:	/s/ MICHAEL B. BAYER

Michael B. Bayer
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 3, 2009.
99.2	Press release, dated March 4, 2009.
99.3	Press release, dated March 5, 2009.